Exhibit 10.41

DEBT EXTENSION AGREEMENT

This Debt Extension Agreement (this “Agreement”) is made and entered into as of this 29th day of January 2021, by and between G. S. Beckwith Gilbert, of 35 Vista Drive, Greenwich, CT 06830 (“Lender”), and PASSUR Aerospace, Inc. (formerly MEGADATA CORPORATION), a New York corporation, with a principal place of business at One Landmark Square, Suite 1905, Stamford, CT 06901 (“Borrower” or “PASSUR Aerospace”):

WITNESSETH

WHEREAS, PASSUR Aerospace has issued a promissory note to Lender for value received; and

WHEREAS, Lender and PASSUR Aerospace desire to modify certain terms and conditions of the debt extension agreement that was signed on January 27, 2020 that extended the original note to November 1, 2021 (the “Sixth Replacement Note”), as of the date of this Agreement and issue a seventh replacement promissory note (the “Seventh Replacement Note”) in exchange for the Sixth Replacement Note and other value received upon the terms and conditions set forth herein (the “Exchange”); and

WHEREAS, the total amount due and owing under the promissory note as of January 29, 2021 is $10,691,625, equal to a principal of $9,585,000 and accrued interest of $1,106,625, under the terms of the Seventh Replacement Note.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.MODIFICATION OF PREVIOUS NOTES:

The Sixth Replacement Note shall be exchanged for the Seventh Replacement Note as set forth herein.  Notwithstanding the foregoing, after the effectiveness of the Exchange, PASSUR Aerospace and the Lender agree that PASSUR Aerospace shall add to the principal balance all of the accrued interest as of the date hereof under the Sixth Replacement Note, which is equal to $1,106,625, under the terms of the Seventh Replacement Note.

2.ISSUANCE AND TERMS OF SEVENTH REPLACEMENT NOTE; THE EXCHANGE:

For value received, on the date hereof, PASSUR Aerospace shall issue the Seventh Replacement Note to Lender in the amount of $10,691,625, in exchange for the Sixth Replacement Note.  The Seventh Replacement Note will be in the form attached as Exhibit A hereto and will have the following terms:

(a)TERM.  The principal and accrued interest amount of the Seventh Replacement Note, shall be paid in full on or by November 1, 2022.

(b)INTEREST. The Seventh Replacement Note or any New Replacement Note shall bear interest on the unpaid principal amount, from the date of issuance until paid in full at maturity. Interest shall be payable at the annual rate of 9¾% from January 29, 2021 to November 1, 2022 payable in cash. Interest payments shall be made annually at October 31 of each year.

(c)PREPAYMENT TERMS. The Seventh Replacement Note or any New Replacement Note plus accrued interest may be prepaid in full at anytime without penalty.

(d)SECURITY INTEREST: The security interest previously conveyed to lender shall continue in full force and effect as an integral part of the Seventh Replacement Note, as described in Section 3 of the Seventh Replacement Note.

3.MISCELLANEOUS.

(a)AMENDMENT AND MODIFICATION.  This Agreement may be amended, modified and supplemented only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

(b)ENTIRE AGREEMENT.  This Agreement and the Seventh Replacement Note contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(c)SEVERABILITY.  If any provision of this Agreement shall be determined to be invalid or unenforceable under law, such determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

(d)GOVERNING LAW; JURISDICTION.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

(e)COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

PASSUR Aerospace, Inc.
One Landmark square, Suite 1905
Stamford, CT 06901

By:	/s/ Brian Cook
Name: Brian Cook
Title: President and Chief Executive Officer

By:	/s/ Sean Doherty
Name: Sean Doherty
Title: Executive Vice President Finance and Administration

LENDER
G.S. Beckwith Gilbert
35 Vista Drive
Greenwich, CT 06830

By:	/s/ G.S. Beckwith Gilbert
Name: G.S. Beckwith Gilbert